UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

ESGEN ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ESGEN ACQUISITION CORPORATION

5956 Sherry Lane, Suite 1400

Dallas, Texas 75225

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD JANUARY 18, 2023

TO THE SHAREHOLDERS OF

ESGEN ACQUISITION CORPORATION:

You are cordially invited to attend the Extraordinary General Meeting (the “General Meeting”) of ESGEN ACQUISITION CORPORATION, (the “Company,” “ESGEN,” “we,” “us” or “our”) to be held at 10:00 am ET on January 18, 2023. The meeting will be at the offices of Kirkland & Ellis LLP, 609 Main Street, Houston, TX 77002 and shareholders of the Company will also be able to attend the General Meeting virtually at:

https://www.cstproxy.com/esgenspac/2023

The General Meeting will be held for the purpose of considering and voting upon the following proposals and resolutions.

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The Extension Proposal — to consider and vote upon a proposal by the following special resolution to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to: (i) extend from January 22, 2023 (the “Original Termination Date”) to April 22, 2023 (the “Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”) (in a redemption that will completely extinguish the rights of the owners of the Public Shares as shareholders (including the right to receive further liquidation distributions, if any)) at a per-share price, payable in cash, equal to (1) the aggregate amount then on deposit in the trust account located in the United States with Continental Stock Transfer & Trust Company acting as trustee (“Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, less up to $100,000 of interest to pay winding up and dissolution expenses (net of any taxes payable), divided by (2) the number of the then-outstanding Public Shares; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors (the “Board”), liquidate and dissolve, subject in the case of clauses (b) and (c) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, and (ii) in the event that the Company has not consummated an initial business combination by the Extended Date, to allow the Company, by resolution of the board of directors of the Company and, without any approval of the Company’s shareholders, upon five days’ advance notice prior to the Extended Date, to extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination) (each, an “Additional Extension Date”), provided that the Company’s sponsor, ESGEN LLC (the “Sponsor”) or the Sponsor’s affiliates or permitted designees (the “Lenders” and each a “Lender”) will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$140,000 or (b) $0.04 for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial

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business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants, each exercisable to purchase one Class A ordinary share, par value $0.0001 (the “Class A ordinary share”) at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant issued to the Sponsor at the time of the Company’s initial public offering (“IPO”). If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account:

”RESOLVED, as a special resolution, that the proposed payment by the Company from the Company’s working capital account into the Trust Account of the lesser of $420,000 or $0.12 for each Public Share that is outstanding following the exercise of redemption rights in connection with the Extension Proposal be approved and that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 165 in its entirety and the insertion of the following language in its place:

165 (a) In the event that either the Company does not consummate a Business Combination by eighteen months after the closing of the IPO, subject to any extension in accordance with Article 165 (c), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

165 (b) If any amendment is made to Article 165(a) or 165(c) that would modify the substance or timing of the Company’s obligation to provide holders of the Class A Shares the right to have their shares redeemed in connection with the Business Combination or to redeem 100% of the Public Shares if the Company does not complete its initial Business Combination by April 22, 2023 (the “Initial Business Combination Date”) or any subsequent Additional Extension Date (as defined below) or with respect to any other provision relating to the rights of holders of the Class A Shares, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue. Notwithstanding the foregoing, the Company shall not redeem Public Shares in connection with such amendment that would cause the Company’s net tangible assets to be less than US$5,000,001 (upon consummation of the Business Combination and after payment of underwriter fees and commissions) following such redemptions.

165 (c) Notwithstanding this Article or any other provision of the Articles, in the event that the Company has not consummated an initial Business Combination by the Initial Business Combination Date, the Company may, if requested by the Sponsor, without any approval of the Members, by resolution of the board of Directors and upon five days’ advance notice prior to the Initial Business Combination Date, extend the deadline date of the initial Business Combination up to six times (with each such extension being upon five days’ advance notice) (each, an “Additional Extension Date”), each by one additional month (for a total of up to six additional months to complete a Business Combination), provided that the Sponsor (or its affiliates or permitted designees) (the “Lender”) will deposit into the Trust Account: the lesser of (a) US$140,000 or (b) $0.04 for each Public Share that is then-outstanding, in exchange for one or more

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non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants issued to the Sponsor at the time of the IPO. If the Company does not complete a Business Combination by the deadline to consummate an initial Business Combination, such promissory notes will be repaid only from funds held outside of the Trust Account.”

Such amendment is referred to herein as the “Extension Amendment”.

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The Adjournment Proposal — to consider and vote upon a proposal by the following ordinary resolution to approve the adjournment of the General Meeting by the chairman (the “Chairman”) thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient tabulated votes to approve the Extension Proposal:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the Chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

Upon the closing of the Company’s initial public offering, $281.5 million was placed in the Trust Account and held as cash or invested only in U.S. government securities. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether certain special purpose acquisition companies, or SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. Due to this uncertainty, the Company’s trust assets will be held in securities until the earlier of an initial business combination or 24 months from the effective date of the IPO registration statement, at which time the trust assets will be converted to cash.

If the Extension Proposal is approved and the Extension Amendment becomes effective, within five business days of the date of the General Meeting, the Company will make a payment from the Company’s working capital account into the Trust Account of the lesser of $420,000 or $0.12 for each Public Share that is outstanding following the exercise of redemption rights in connection with the Extension Proposal. In addition, if the Extension Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated an initial business combination by the Extended Date, by resolution of the board of directors of the Company and, without any approval of the Company’s shareholders, the Company may, upon five days’ advance notice prior to the Extended Date, to extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination) (each, an “Additional Extension Date”), provided that a Lender will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$140,000 or (b) $0.04 for each Public Share that is then-outstanding. If the Company completes its initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant issued to the Sponsor at the time of the Company’s IPO. If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account.

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Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the General Meeting.

The Company’s board of directors has fixed the close of business on December 21, 2022 as the date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s Class A ordinary shares and Class B ordinary shares, par value $0.0001 (the “Class B ordinary shares” and collectively with the Class A ordinary shares, the “Ordinary Shares”) on that date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the Extension Proposal; and (ii) “FOR” the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the Adjournment Proposal and the General Meeting. Whether or not you plan to virtually attend the General Meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

By Order of the Board of Directors,

Andrea Bernatova

Chief Executive Officer and Director

December 28, 2022

Your vote is important. Please sign, date and return your proxy card as soon as possible but in any event so as to be received by Morrow Sodali LLC prior to the commencement of the General Meeting to make sure that your shares are represented at the General Meeting. If you are a shareholder of record, you may also cast your vote in person (including virtually) at the General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person (including virtually) at the General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on the outcome of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on January 18, 2023: This notice of meeting, the accompany proxy statement, proxy card and annual report are available at https://www.cstproxy.com/esgenspac/2023.

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ESGEN ACQUISITION CORPORATION

5956 Sherry Lane, Suite 1400

Dallas, Texas 75225

PROXY STATEMENT

ESGEN ACQUISITION CORPORATION, (the “Company,” “ESGEN,” “we,” “us” or “our”), a Cayman Islands exempted company, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies to be voted at the General Meeting to be held at 10:00 am ET on January 18, 2023. The meeting will be at the offices of Kirkland & Ellis LLP, 609 Main Street, Houston, TX 77002 and shareholders of the Company will also be able to attend the General Meeting virtually at:

https://www.cstproxy.com/esgenspac/2023

The General Meeting will be held for the sole purpose of considering and voting upon:

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The Extension Proposal — to consider and vote upon a proposal by the following special resolution to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to: (i) extend from January 22, 2023 (the “Original Termination Date”) to April 22, 2023 (the “Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”) (in a redemption that will completely extinguish the rights of the owners of the Public Shares as shareholders (including the right to receive further liquidation distributions, if any)) at a per-share price, payable in cash, equal to (1) the aggregate amount then on deposit in the trust account located in the United States with Continental Stock Transfer & Trust Company acting as trustee (“Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, less up to $100,000 of interest to pay winding up and dissolution expenses (net of any taxes payable), divided by (2) the number of the then-outstanding Public Shares; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (b) and (c) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, and (ii) in the event that the Company has not consummated an initial business combination by the Extended Date, to allow the Company, by resolution of the board of directors of the Company and, without any approval of the Company’s shareholders, upon five days’ advance notice prior to the Extended Date to extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination) (each, an “Additional Extension Date”), provided that the Company’s sponsor, ESGEN LLC (the “Sponsor”) or the Sponsor’s affiliates or permitted designees (the “Lenders” and each a “Lender”) will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$140,000 or (b) $0.04 for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants, each exercisable to purchase one Class A ordinary share, par value $0.0001 (the “Class A ordinary share”) at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant issued to the Sponsor at the time of the Company’s initial public offering (“IPO”). If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account; and

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The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”) by ordinary resolution to approve the adjournment of the General Meeting by the chairman (the “Chairman”) thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders (“Shareholders”) prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient tabulated votes to approve the Extension Proposal.

The proposed amendment to the Existing Charter pursuant to the Extension Proposal is referred to herein as the “Extension Amendment”.

The purpose of the Extension Proposal is to allow the Company additional time to complete an initial business combination. The Company’s prospectus for its IPO and its Existing Charter provide that the Company has until January 22, 2023 to complete an initial business combination. Accordingly, the Board has determined that it is in the best interests of our shareholders to extend the date that the Company has to consummate an initial business combination.

If the Extension Proposal is approved, the Company would have up to an additional nine months after the Original Termination Date to consummate an initial business combination, until October 22, 2023, which is a total of up to 24 months from the consummation of the Company’s IPO to complete an initial business combination.

If the Extension Proposal is approved and the Extension Amendment becomes effective, within five business days of the date of the General Meeting, the Company will make a payment from the Company’s working capital account into the Trust Account of the lesser of $420,000 or $0.12 for each Public Share that is outstanding following the exercise of redemption rights in connection with the Extension Proposal. In addition, if the Extension Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated an initial business combination by the Extended Date, by resolution of the board of directors of the Company and, without any approval of the Company’s shareholders, the Company may, upon five days’ advance notice prior to the Extended Date extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination), provided that a Lender will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$140,000 or (b) $0.04 for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant issued to the Sponsor at the time of the Company’s IPO. If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account.

The Board has fixed the close of business on December 21, 2022 as the date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s Class A ordinary shares and Class B ordinary shares, par value $0.0001 (the “Class B ordinary shares” and collectively with the Class A ordinary shares, the “Ordinary Shares”) on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

This proxy statement contains important information about the General Meeting, the Extension Proposal, and the Adjournment Proposal. Please read it carefully and vote your shares.

This proxy statement is dated December 28, 2022 and, together with the proxy card, is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.    What is being voted on?

A.    You are being asked to consider and vote upon (A) a proposal by special resolution to amend the Company’s Existing Charter (such amendment, the “Extension Amendment”) to: (i) extend from January 22, 2023 to April 22, 2023, the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”) (in a redemption that will completely extinguish the rights of the owners of the Public Shares as shareholders (including the right to receive further liquidation distributions, if any)) at a per-share price, payable in cash, equal to (1) the aggregate amount then on deposit in the trust account located in the United States with Continental Stock Transfer & Trust Company acting as trustee (“Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, less up to $100,000 of interest to pay winding up and dissolution expenses (net of any taxes payable), divided by (2) the number of the then-outstanding Public Shares; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (b) and (c) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, and (ii) in the event that the Company has not consummated an initial business combination by the Extended Date, to allow the Company, by resolution of the board of directors of the Company and, without any approval of the Company’s shareholders, upon five days’ advance notice prior to the Extended Date to extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination) (each, an “Additional Extension Date”), provided that the Company’s sponsor, ESGEN LLC (the “Sponsor”) or the Sponsor’s affiliates or permitted designees (the “Lenders” and each a “Lender”) will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$140,000 or (b) $0.04 for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender; and (B) a proposal to adjourn the General Meeting if necessary.

Q.    Why is the Company proposing the Extension Proposal?

A.    The Company is a blank check company incorporated on April 19, 2021 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. On October 22, 2021, the Company consummated its IPO of 27,600,000 units (the “Units”) at $10.00 per Unit (which included the full exercise of the underwriters’ over-allotment option), and the sale of 14,040,000 warrants (the “Private Placement Warrants”) each exercisable to purchase one Class A ordinary share, par value $0.0001 (the “Class A ordinary share”) at $11.50 per share, subject to adjustment, at a price of $1.00 per Private Placement Warrant in a private placement (the “Private Placement”) to the Sponsor and Salient Capital Advisors, LLC, (“Salient”) acting in its capacity as investment advisor on behalf of one or more client accounts (“Salient Client Accounts”) that closed simultaneously with the Company’s IPO. Following the consummation of the Company’s IPO, a total of $281,520,000 of the net proceeds from the Company’s IPO and the Private Placement were deposited in the Trust Account established for the benefit of the persons holding Public Shares (“Public Shareholders”).

Our Existing Charter provides for the return of the Company’s IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before January 22, 2023.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Shareholders of the Company should be given an opportunity to consider and vote on an initial business combination. We do not believe that we will have sufficient time to consummate an initial business combination prior to January 22, 2023. Therefore, we are seeking approval of the Extension Proposal.

The Board believes that it is in the best interests of the Company to continue the Company’s existence in order to allow the Company more time to complete an initial business combination. Accordingly, the Board is proposing the Extension Proposal to extend the Company’s corporate existence.

YOU ARE NOT BEING ASKED TO VOTE ON AN INITIAL BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT BECOMES EFFECTIVE AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON AN INITIAL BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT AN INITIAL BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED AN INITIAL BUSINESS COMBINATION BY THE EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).

Q.    Why should I vote for the Extension Proposal?

A.    The Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension Proposal to extend the date by which the Company has to complete an initial business combination and would allow you as a shareholder the benefit of voting for an initial business combination and remaining a shareholder in the post-business combination company, if you desire.

Accordingly, we believe that the Extension Proposal is consistent with the spirit in which the Company offered its securities to the public in the Company’s IPO.

You will have redemption rights in connection with the Extension Proposal; however, you will not have any redemption rights in connection with the Company’s electing to extend on a monthly basis, up to six times, after the Extended Date until the Additional Extension Date.

Q.    May I redeem my Public Shares in connection with the vote on the Extension Proposal?

A.    Yes. Under our Existing Charter, the submission of a matter to amend our Existing Charter in this respect entitles holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the Trust Account established at the time of the Company’s IPO. Holders of Public Shares do not need to vote against the Extension Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Proposal is approved, with respect to holders’ right to redeem, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date or the Additional Extension Date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an initial business combination.

Q.    Why is the Company proposing the Adjournment Proposal?

A.    To allow the Company more time to solicit additional proxies in favor of the Extension Proposal, in the event the Company does not receive the requisite shareholder vote to approve the Extension Proposal. The Adjournment Proposal may be put to the General Meeting as the first resolution to be voted on.

Q.    How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.    All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor and the Salient Client Accounts, are expected to vote any Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal and the Adjournment Proposal.

Our Sponsor, executive officers, directors and the Salient Client Accounts are not entitled to redeem such shares in connection with the Extension Proposal.

On the Record Date, they held 6,900,000 Ordinary Shares representing approximately 20% of the Company’s issued and outstanding Ordinary Shares.

The Company’s Sponsor, the Salient Client Accounts, directors and executive officers beneficially owned 6,900,000 Public Shares in the aggregate as of the Record Date and may choose to purchase additional Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal.

Q.    What vote is required to adopt the proposals?

A.    Extension Proposal. The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting.

Adjournment Proposal. The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting.

Q.    What if I do not want to approve the Extension Proposal or the Adjournment Proposal?

A.    If you do not want to approve the Extension Proposal or the Adjournment Proposal, you may “ABSTAIN”, not vote or vote “AGAINST” such proposal.

Q.    Will you seek any further extensions to liquidate the Trust Account?

A.    Other than the extensions until the Extended Date, or the Additional Extension Date, if applicable, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q.    What happens if the Extension Proposal is not approved?

A.    If based on the tabulated vote there are insufficient votes to approve the Extension Proposal, the Company may put the Adjournment Proposal to a vote as the first resolution in order to seek additional time to obtain sufficient votes in support of the Extension Amendment. If the Extension Proposal is not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until January 22, 2023 to obtain the approval of the Extension Proposal.

If (i) the Extension Proposal is not approved on January 22, 2023 and we are unable to consummate any business combination prior to or on January 22, 2023 and (ii) the Lender determines not to fund any additional extension as permitted by the Existing Charter, then as contemplated by and in accordance with our Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the cases of (ii) and (iii), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws.

At such time, the Private Placement Warrants will expire and our Sponsor and the Salient Client Accounts will receive nothing upon a liquidation with respect to such Private Placement Warrants, and the Private Placement Warrants will be worthless.

The amount in the Trust Account (less approximately $2,760 representing the aggregate nominal par value of the shares of our Public Shareholders) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our Public Shareholders the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

Our shareholders as of immediately prior to our IPO, including our Sponsor (our “Initial Shareholders”), have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the 6,900,000 Ordinary Shares held or controlled by our Initial Shareholders prior to the Company’s IPO (“Insider Shares” or “insider shares”) and to vote their insider shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the Trust Account with respect to our Private Placement Warrants, which will expire worthless.

Q.    If the Extension Proposal is approved, what happens next?

A.    If the Extension Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date, or an initial business combination until the Additional Extension Date, if applicable, or the earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date, or an initial business combination by the Additional Extension Date, if applicable, and does not wish to seek an additional extension.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q.    What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Proposal is approved?

A.    If the Extension Proposal is approved and the Extension Amendment becomes effective, within five business days of the date of the General Meeting, the Company will make a payment from the Company’s working capital account into the Trust Account of the lesser of $420,000 or $0.12 for each Public Share that is outstanding following the exercise of redemption rights in connection with the Extension Proposal. In addition, if the Extension Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated an initial business combination by the Extended Date, without approval of the Company’s shareholders, the Company may, upon five days’ advance notice prior to the Extended Date extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination), provided that a Lender will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$140,000 or (b) $0.04 for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the Private Placement Warrants issued to the Sponsor and the Salient Client Accounts at the time of the Company’s IPO. If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account.

The deposits are conditioned upon the approval of the Extension Proposal and the filing of the Extension Amendment immediately following the initial deposit. The deposits will not occur if the Extension Proposal is not approved.

Q.    Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A.    Unless you elect to redeem your shares in connection with this shareholder vote to approve the Extension Proposal, you will be able to vote on a subsequently proposed initial business combination when it is submitted to Shareholders. If you disagree with a potential initial business combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the initial business combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the Existing Charter.

Q.    How do I change my vote?

A.    If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to:

Morrow Sodali

Toll-Free (800) 662-5200

Email: ESAC.info@investor.morrowsodali.com

Q.     How are votes counted?

A.    The Company’s proxy solicitor, Morrow Sodali LLC, will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Proposal. The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting.

Adjournment Proposal. The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Q:     If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:    No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Extension Proposal and the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner. As we do not believe that any of the Proposals are discretionary, if you do not provide voting instructions to your broker, bank of other holder of record, there will be no Proposals on which your shares may be voted.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Q:    What will happen if I abstain from voting or fail to vote at the General Meeting?

A:    At the General Meeting, ESGEN will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a shareholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Extension Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals. However, as we do not believe that any of the Proposals are discretionary, if you do not provide voting instructions to your broker, bank of other holder of record, there will be no Proposals on which your shares may be voted. Accordingly, there may be broker non-votes and your shares may be counted for purposes of a quorum.

Q:    What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:    Signed and dated proxies received by ESGEN without an indication of how the shareholder intends to vote on a proposal will be voted as recommended by the Board.

Q:    If I am not going to attend the General Meeting, should I return my proxy card instead?

A:    Yes. Whether you plan to attend the General Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:    May I change my vote after I have mailed my signed proxy card?

A:    Yes. You may change your vote at any time before your proxy is voted at the General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the General Meeting. If you hold your Ordinary Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Morrow Sodali LLC

Toll-Free (800) 662-5200

Email: ESAC.info@investor.morrowsodali.com

Unless revoked, a proxy will be voted at the General Meeting in accordance with the shareholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Extension Proposal and the Adjournment Proposal.

Q:    What should I do if I receive more than one set of voting materials?

A:    You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.    What is a quorum requirement?

A.    A quorum of Shareholders is necessary to hold a valid meeting. Holders of at least one-third of the issued shares entitled to vote at the General Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the General Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the General Meeting, 11,500,000 Ordinary Shares, in the aggregate, would be required to achieve a quorum.

Q.    Who can vote at the General Meeting?

A.    Only holders of record of the Company’s Ordinary Shares at the close of business on December 21, 2022 are entitled to have their vote counted at the General Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares. On the Record Date, there were                  outstanding Ordinary Shares of the Company.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the General Meeting or vote by proxy. Whether or not you plan to attend the General Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.    Does the Board recommend voting for the Extension Proposal and the Adjournment Proposal?

A.    Yes. The Board recommends that the Company’s Shareholders vote “FOR” the Extension Proposal and “FOR” the Adjournment Proposal.

Q.    What interests do the Company’s directors and officers have in the approval of the Extension Proposal?

A.    The Company’s directors, officers and their affiliates have interests in the Extension Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, beneficial ownership of Insider Shares and Private Placement Warrants that will become worthless if the Extension Proposal is not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.    What if I object to the Extension Proposal? Do I have appraisal or dissenters’ rights?

A.    Company Shareholders do not have appraisal rights in connection with the Extension Proposal. As a matter of Cayman Islands law, dissenters’ rights are only applicable in a statutory merger involving the Company which is not the case with the Extension Proposal.

Q:    What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.    How do I redeem my Ordinary Shares of the Company?

A.    In connection with the General Meeting and the vote on the Extension Proposal, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Ordinary Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, E-mail: mzimkind@continentalstock.com, no later than two business days prior to the General Meeting. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you must tender or deliver your shares (and share certificates (if any) and other redemption forms) to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the General Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

Q:    Who will solicit and pay the cost of soliciting proxies?

A:     ESGEN will pay the cost of soliciting proxies for the General Meeting. ESGEN has engaged Morrow Sodali LLC, to assist in the solicitation of proxies for the General Meeting. ESGEN has agreed to pay Morrow Sodali LLC a fee of $32,500, plus disbursements. ESGEN will reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. ESGEN will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. ESGEN’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the Extension Proposal or the Adjournment Proposal or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact ESGEN’s proxy solicitor at:

Morrow Sodali LLC

Toll-Free (800) 662-5200

Email: ESAC.info@investor.morrowsodali.com

You may also obtain additional information about ESGEN from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the Trust Account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the Company’s IPO dated October 19, 2021 and initially filed with the SEC on September 28, 2021 pursuant to Rule 424(b)(4) (File No. 333-259836), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on April 1, 2022. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

ESGEN is a blank check company incorporated on April 19, 2021 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. Global economic growth, population increases and expanded access to energy are driving demand for energy resources. We believe low-impact production, transportation, and consumption of energy, as well as carbon mitigation strategies, will be critical to ensure a sustainable future. We intend to primarily target opportunities in the North American energy and infrastructure value chain and contiguous industries that we believe will fundamentally change the current energy landscape by accelerating a shift to a low-carbon future, an objective we call “Disruptive Decarbonization.” There is an extensive universe of private companies that have established themselves as market leaders in Disruptive Decarbonization sub-segments and that we anticipate will benefit from access to public markets and a partnership with a platform such as ours.

We identified several specific sectors on which we intend to focus on including:

•	electrification, clean fuel production and transportation,

•	energy efficiency and resource management

•	environmental impact mitigation and carbon sequestration

While Disruptive Decarbonization target opportunities will be our primary focus, we may pursue an initial business combination with any business in any industry and any geographic location within North America. We intend to target companies that are committed to environmental, social and governance practices as a way to achieve long-term competitive advantages.

On October 22, 2021, the Company consummated its IPO of 27,600,000 Units (the “Units”) and the sale of 14,040,000 Private Placement Warrants each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.00 per Private Placement Warrant in the Private Placement that closed simultaneously with the Company’s IPO. Following the consummation of the Company’s IPO, a total of $281,520,000 of the net proceeds from the Company’s IPO and the Private Placement were deposited in the Trust Account established for the benefit Public Shareholders. Our Existing Charter provides for the return of the Company’s IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before January 22, 2023.

The mailing address of our principal executive office is 5956 Sherry Lane, Suite 1400, Dallas, Texas 75225. Our telephone number is (214) 987-6100.

PROPOSAL 1

THE EXTENSION PROPOSAL

The Extension Proposal

The Company is proposing to amend its Existing Charter (such amendment, the “Extension Amendment”) to: (i) extend from January 22, 2023 (the “Original Termination Date”) to April 22, 2023 (the “Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”) (in a redemption that will completely extinguish the rights of the owners of the Public Shares as shareholders (including the right to receive further liquidation distributions, if any)) at a per-share price, payable in cash, equal to (1) the aggregate amount then on deposit in the trust account located in the United States with Continental Stock Transfer & Trust Company acting as trustee (“Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, less up to $100,000 of interest to pay winding up and dissolution expenses (net of any taxes payable), divided by (2) the number of the then-outstanding Public Shares; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (b) and (c) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, and (ii) in the event that the Company has not consummated an initial business combination by the Extended Date, to allow the Company, by resolution of the board of directors of the Company and, without any approval of the Company’s shareholders, upon five days’ advance notice prior to the Extended Date to extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination) (each, an “Additional Extension Date”), provided that the Company’s sponsor, ESGEN LLC (the “Sponsor”) or the Sponsor’s affiliates or permitted designees (the “Lenders” and each a “Lender”) will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$140,000 or (b) $0.04 for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the Private Placement Warrants issued to the Sponsor and the Salient Client Accounts at the time of the Company’s initial public offering (“IPO”). If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account. The Extension Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete an initial business combination. Approval of the Extension Potential is a condition to the filing of the Extension Amendment. A copy of the Extension Amendment to the Existing Charter of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s Public Shares, whether they vote for or against the Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their Public Shares into their pro rata portion of the Trust Account, provided that the Extension Proposal is approved. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights. If approved, we will not file the Extension Proposal if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal, after taking into account the amount of redemptions, if any.

The per-share pro rata portion of the Trust Account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $10.20 per Public Share. The closing price of the Company’s Ordinary Shares on the Record Date was $10.32. The Company cannot assure Shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Shareholders wish to sell their shares.

Reasons for the Extension Proposal

The Company’s IPO prospectus and Existing Charter provide that the Company has until January 22, 2023 to complete an initial business combination.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Shareholders of the Company should be given an opportunity to consider and vote on an initial business combination. Accordingly, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond January 22, 2023. Pursuant to the terms of the Existing Charter, the Company may not amend the Existing Charter to allow for a longer period of time to complete an initial business combination unless it provides holders of Public Shares with the right to seek redemption of their Public Shares in connection therewith.

If the Extension Proposal Is Not Approved

If based on the tabulated vote there are insufficient votes to approve the Extension Proposal, the Company may put the Adjournment Proposal to a vote as the first resolution in order to seek additional time to obtain sufficient tabulated votes in support of the Extension Amendment. If the Extension Proposal is not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until January 22, 2023 to obtain the approval of the Extension Proposal. If (i) the Extension Proposal is not approved on January 22, 2023 and we are unable to consummate any business combination prior to or on January 22, 2023 and (ii) the Lender determines not to fund any additional extension as permitted by the Existing Charter, then as contemplated by and in accordance with our Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the cases of (ii) and (iii), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws. At such time, the Private Placement Warrants will expire and our Sponsor and the Salient Client Accounts will receive nothing upon a liquidation with respect to such Private Placement Warrants, and the Private Placement Warrants will be worthless.

The amount in the Trust Account (less approximately $2,760 representing the aggregate nominal par value of the shares of our Public Shareholders) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our Public Shareholders the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

Our Initial Shareholders, including our Sponsor, have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the Insider Shares and to vote their Insider Shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the Trust Account with respect to the Private Placement Warrants, which will expire worthless.

If the Extension Proposal is Approved

If the Extension Proposal is approved, the Existing Charter will be amended as set forth in Annex A (the “Extension Amendment”) and the Company would have up to an additional seven months after the Original Termination Date to consummate an initial business combination, until October 22, 2023, which is a total of up to 24 months from the consummation of the Company’s IPO to complete an initial business combination. The Company will continue to attempt to consummate an initial business combination until the Extended Date or the Additional Extension Date, if necessary, or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended and its Ordinary Shares will remain publicly traded during the extension period.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT BECOMES EFFECTIVE AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT SUCH PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Extension Proposal is approved, and the Extension Amendment becomes effective, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date or the Additional Extension Date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, or the Additional Extension Date, if applicable, if the Extension Proposal is approved and the Extension Amendment becomes effective.

If the Extension Proposal is approved, and the Extension Amendment becomes effective, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $285,206,495 that was in the Trust Account as of the Record Date. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal (after taking into account the redemption of Public Shares).

TO DEMAND REDEMPTION, IF YOU HOLD PHYSICAL CERTIFICATES FOR ORDINARY SHARES, YOU MUST PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ONE STATE STREET PLAZA, 30TH FLOOR, NEW YORK, NY 10004, ATTN: MARK ZIMKIND, E-MAIL: mzimkind@continentalstock.com, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING. IF YOU HOLD YOUR ORDINARY SHARES IN “STREET NAME” THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING TO DEMAND REDEMPTION.

The requirement for physical or electronic delivery prior to the vote at the General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, Shareholders making the election will not be able to tender their shares after the vote at the General Meeting.

The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such Shareholders will have less time to make their investment decision than those Shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the trust account. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered or delivered your shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above prior to the vote at the General Meeting. In the event that a Public Shareholder tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Proposal. The transfer agent will hold the certificates of Public Shareholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $10.20 per Public Share. The closing price of the Ordinary Shares on the Record Date was $10.32. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your share certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting as described elsewhere herein.

Required Vote

The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Extension Proposal. As a result, if you abstain from voting on the Extension Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

Please see Annex A.

THE BOARD RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL.

PROPOSAL 2

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the General Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our Shareholders in the event, based on the tabulated votes, there are not sufficient tabulated votes received at the time of the General Meeting to approve the Extension Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our Shareholders, the Chairman will not adjourn the General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient tabulated votes received at the time of the General Meeting to approve the Extension Proposal.

Required Vote

This Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Extension Proposal or the Adjournment Proposal. As a result, if you abstain from voting on the Adjournment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the Chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL.

THE GENERAL MEETING

Date, Time and Place. The meeting will be at the offices of Kirkland & Ellis LLP, 609 Main Street, Houston, TX 77002 and virtually at: https://www.cstproxy.com/esgenspac/2023. The General Meeting will be held at 10:00 am ET on January 18, 2023.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the General Meeting, if you owned Ordinary Shares at the close of business on December 21, 2022, the Record Date for the General Meeting. At the close of business on the Record Date, there were 34,500,000 outstanding Ordinary Shares each of which entitles its holder to cast one vote on the proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to shareholders at the General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the General Meeting. Morrow Sodali LLC is assisting the Company in the proxy solicitation process for this General Meeting. The Company will pay that firm approximately $32,500 in fees, plus disbursements for such services.

Required Votes

The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

The Sponsor, the Salient Client Accounts and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Proposal. On the Record Date, they beneficially owned and were entitled to vote 6,900,000 Ordinary Shares, representing approximately 20% of the Company’s issued and outstanding Ordinary Shares.

The Company’s Sponsor, directors and executive officers beneficially owned 6,900,000 Public Shares in the aggregate as of the Record Date and may choose to purchase additional Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal.

The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Company’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	If the Extension Proposal is not approved and we do not consummate an initial business combination by January 22, 2023, the 6,900,000 Insider Shares which were acquired for an aggregate purchase price of approximately $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 14,040,000 Private Placement Warrants that were acquired simultaneously with the Company’s IPO for an aggregate purchase price of $14,040,000. Such 6,900,000 Ordinary Shares had an aggregate market value of approximately $71,208,000 based on the closing price of $10.32 of the Ordinary Shares on the Nasdaq Stock Market LLC on the Record Date.

•

Our Sponsor has agreed that, if we liquidate the Trust Account prior to the consummation of a business combination, it will be liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the trust account and only if such parties have not executed a waiver of claims against the trust account.

•

All rights specified in the Company’s Existing Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

Our Sponsor, directors and officers have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to their Ordinary Shares and to vote their Ordinary Shares in favor of any dissolution and plan of distribution which we submit to a vote of Shareholders. There will be no distribution from the trust account with respect to the Private Placement Warrants, which will expire worthless.

•

Our officers and directors may loan funds to us and may be owed reimbursement for expenses incurred in connection with certain activities on our behalf which would only be repaid if we complete an initial business combination. If the Extension Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Extension Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth as of December 21, 2022, the number of Ordinary Shares beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding Ordinary Shares; (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of December 21, 2022, we had 34,500,000 Ordinary Shares issued and outstanding.

Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares owned by them. As per the definition of beneficial ownership above, the following table does not reflect record of beneficial ownership of any Ordinary Shares issuable upon exercise of derivative securities that are not exercisable within 60 days of the Record Date.

Name of Beneficial Owner (1)	Class B Ordinary Shares		Class A Ordinary Shares
	Number of Shares Beneficially Owned	Approximate Percentage of Class (2)	Number of Shares Beneficially Owned (3)		Approximate Percentage of Class
ESGEN LLC (our sponsor) (4)	5,619,077	81.4%	11,240,000	(5)	28.9%
Highbridge Capital Management, LLC(6)	—	—	1,413,596		5.1%
Saba Capital Management, L.P.(7)	—	—	1,963,798		7.1%
Adage Capital Partners, L.P. (8)	—	—	1,800,000		6.5%
Millennium Management LLC(9)	—	—	1,388,218		6.5%
Andrea Bernatova	—	—	—		—
Nader Daylami	—	—	—		—
James P. Benson	—	—	—		—
Michael C. Mayon	—	—	—		—
Sanjay Bishnoi	138,000	2%	—		—
Larry L. Helm	138,000	2%	—		—
Mark M. Jacobs	138,000	2%	—		—
All officers and directors as a group (7 individuals)	414,000	6%	—		—

(1)	Unless otherwise noted, the business address of each of the following individuals or entities is 5956 Sherry Lane, Suite 1400, Dallas, Texas 75225.
(2)	Based on 27,600,000 Class A ordinary shares (which includes Class A ordinary shares that are underlying the units) as of December 21, 2022.
(3)	Based on 6,900,000 Class B ordinary shares outstanding as of December 21, 2022.
(4)

ESGEN LLC is the record holder of the Class B ordinary shares reported herein. James P. Benson, Michael C. Mayon and Andrea Bernatova are the managers of ESGEN LLC, and each of them disclaims beneficial ownership over any securities owned by ESGEN LLC in which he or she does not have any pecuniary interest.

(5)	Represents Private Placement Warrants to acquire Class A ordinary shares upon payment of $11.50 per share, commencing 30 days after completion of our initial business combination.
(6)

Includes Class A ordinary shares beneficially owned by funds and accounts advised by Highbridge Capital Management, LLC (“Highbridge”). The address of Highbridge is 277 Park Avenue, 23rd Floor, New York, New York 10172. Based on a Schedule 13G/A filed by Highbridge on February 3, 2022.

(7)

Includes Class A ordinary shares beneficially owned by Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Boaz R. Weinstein (collectively, “Saba”). The address of Saba is 405 Lexington Avenue, 58th Floor, New York, New York 10174. Based on a Schedule 13G filed by Saba on December 10, 2021.

(8)

The address of Adage Capital Partners, L.P. is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116. Based on a Schedule 13G filed on November 1, 2021 (the “Adage 13G”). According to the Adage

13G, Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”) is the direct owner of such Class A ordinary shares. Adage Capital Partners GP, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACPGP”), is the general partner of ACP and therefore has beneficial ownership of the Class A ordinary shares directly owned by ACP. Adage Capital Advisors, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACA”), is the managing member of ACPGP, the general partner of ACP, and therefore has beneficial ownership of the Class A ordinary shares directly owned by ACP. Robert Atchinson (“Mr. Atchinson”) is a managing member of ACA, which is the managing member of ACPGP, which is the general partner of ACP and therefore Mr. Atchinson has beneficial ownership of Class A ordinary shares directly owned by ACP. Phillip Gross (“Mr. Gross”) is a managing member of ACA, which is the managing member of ACPGP, which is the general partner of ACP and therefore Mr. Gross has beneficial ownership of the Class A ordinary shares directly owned by ACP.
(9)

Includes Class A ordinary shares held by entities subject to voting control and investment discretion by Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Israel A. Englander (the sole voting trustee of the managing member of Millennium Group Management LLC).

The Class B ordinary shares, Private Placement Warrants and any Class A ordinary shares issued upon conversion or exercise thereof are each subject to transfer restrictions pursuant to lock-up provisions in the Registration and Shareholder Rights Agreement, dated as of October 22, 2021, by and among the Company, the Salient Client Accounts, the Sponsor, Larry L. Helm, Mark M. Jacobs and Sanjay Bishnoi (the “Registration and Shareholder Rights Agreement”) and the Warrant Agreement, dated October 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”). Pursuant to the Registration and Shareholder Rights Agreement and the Warrant Agreement, our Sponsor, Larry L. Helm, Mark M. Jacobs, Sanjay Bishnoi and the Salient Client Accounts have agreed not to transfer, assign or sell (i) any of their founder shares until the earliest of (A) one year after the completion of our initial business combination and (B) subsequent to our initial business combination, (x) if the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of our public shareholders having the right to exchange their ordinary shares for cash, securities or other property, and (ii) any of their Private Placement Warrants and Class A ordinary shares issued upon conversion or exercise thereof until 30 days after the completion of our initial business combination. The foregoing restrictions are not applicable to transfers (a) to our officers or directors, any affiliates or family members of any of our officers or directors, any members or partners of our sponsor or their affiliates, any affiliates of our sponsor, or any employees of such affiliates; (b) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of a business combination at prices no greater than the price at which the Class B ordinary shares, Private Placement Warrants or Class A ordinary shares, as applicable, were originally purchased; (f) by virtue of our Sponsor’s organizational documents upon liquidation or dissolution of our Sponsor; (g) to the Company for no value for cancellation in connection with the consummation of our initial business combination; (h) in the event of our liquidation prior to the completion of our initial business combination; or (i) in the event of our completion of a liquidation, merger, share exchange or other similar transaction which results in all of our public shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that in the case of clauses (a) through (f) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the letter agreement.

SHAREHOLDER PROPOSALS

If the Extension Proposal is approved, the Extension Amendment is effective and an initial business combination is consummated, we expect that the surviving company following such business combination will hold its 2023 annual meeting of Shareholders on a date to be determined by the surviving company. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.

If the Extension Proposal is not approved and no initial business combination is consummated, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its Shareholders are permitted to deliver to two or more Shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at the following:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor

South Tower

Stamford, CT 06902

Toll-Free (800) 662-5200

Email: ESAC.info@investor.morrowsodali.com

OTHER INFORMATION

The Company’s 2021 Annual Report on Form 10-K, excluding exhibits, will be mailed without charge to any shareholder entitled to vote at the meeting, upon written request to Secretary, ESGEN Acquisition Corporation, 5956 Sherry Lane, Suite 1400, Dallas, Texas 75225.

OTHER MATTERS TO BE PRESENTED AT THE GENERAL MEETING

The Company did not have notice of any matter to be presented for action at the General Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the General Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal by contacting the Company’s proxy solicitor at the following:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor

South Tower

Stamford, CT 06902

Toll-Free (800) 662-5200

Email: ESAC.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the General Meeting, you must make your request for information no later than January 11, 2023.

ANNEX A

EXTENSION AMENDMENT

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION OF

ESGEN ACQUISITION CORPORATION

“RESOLVED, as a special resolution, that the proposed payment by the Company from the Company’s working capital account into the Trust Account of the lesser of $420,000 or $0.12 for each Public Share that is outstanding following the exercise of redemption rights in connection with the Extension Proposal be approved and that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 165 in its entirety and the insertion of the following language in its place:

165 (a) In the event that either the Company does not consummate a Business Combination by eighteen months after the closing of the IPO, subject to any extension in accordance with Article 165 (c), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

165 (b) If any amendment is made to Article 165(a) or 165(c) that would modify the substance or timing of the Company’s obligation to provide holders of the Class A Shares the right to have their shares redeemed in connection with the Business Combination or to redeem 100% of the Public Shares if the Company does not complete its initial Business Combination by April 22, 2023 (the “Initial Business Combination Date”) or any subsequent Additional Extension Date (as defined below) or with respect to any other provision relating to the rights of holders of the Class A Shares, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue. Notwithstanding the foregoing, the Company shall not redeem Public Shares in connection with such amendment that would cause the Company’s net tangible assets to be less than US$5,000,001 (upon consummation of the Business Combination and after payment of underwriter fees and commissions) following such redemptions.

165 (c) Notwithstanding this Article or any other provision of the Articles, in the event that the Company has not consummated an initial Business Combination by the Initial Business Combination Date, the Company may, if requested by the Sponsor, without any approval of the Members, by resolution of the board of Directors and upon five days’ advance notice prior to the Initial Business Combination Date, extend the deadline date of the initial Business Combination up to six times (with each such extension being upon five days’ advance notice) (each, an “Additional Extension Date”), each by one additional month (for a total of up to six additional months to complete a Business Combination), provided that the Sponsor (or its affiliates or permitted designees) (the “Lender”) will deposit into the Trust Account: the lesser of (a) US$140,000 or (b) $0.04 for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants issued to the Sponsor at the time of the IPO. If the Company does not complete a Business Combination by the deadline to consummate an initial Business Combination, such promissory notes will be repaid only from funds held outside of the Trust Account.”

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

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IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

ESGEN ACQUISITION CORPORATION	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on January 17, 2023.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit:

https://www.cstproxy.com/esgenspac/2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

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PROXY	Please mark	☒
ESGEN ACQUISITION CORPORATION — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	your votes like this

1.	Proposal 1. — Extension Proposal — by special resolution to amend the Company’s amended and restated memorandum and articles of association to: (i) extend from January 22, 2023 to April 22, 2023	FOR ☐	AGAINST ☐	ABSTAIN ☐
(which extension shall be accompanied by a payment from the Company’s working capital account into the Trust Account (as defined below) of the lesser of $420,000 or $0.12 for each Public Share (as defined below) that is outstanding following the exercise of redemption rights in connection with the Extension Proposal) (the “Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”) (in a redemption that will completely extinguish the rights of the owners of the Public Shares as shareholders (including the right to receive further liquidation distributions, if any)) at a per-share price, payable in cash, equal to (1) the aggregate amount then on deposit in the trust account located in the United States with Continental Stock Transfer & Trust Company acting as trustee (“Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, less up to $100,000 of interest to pay winding up and dissolution expenses (net of any taxes payable), divided by (2) the number of the then-outstanding Public Shares; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (b) and (c) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, and (ii) in the event that the Company has not consummated an initial business combination by the Extended Date, to allow the Company, by resolution of the board of directors of the Company and, without any approval of the Company’s shareholders, upon five days’ advance notice prior to the Extended Date to extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination) (each, an “Additional Extension Date”), provided that the Company’s sponsor, ESGEN LLC (the “Sponsor”) or the Sponsor’s affiliates or permitted designees (the “Lenders” and each a “Lender”) will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$140,000 or (b) $0.04 for each Public Share that is then- outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants, each exercisable to purchase one Class A ordinary share, par value $0.0001 at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant issued to the Sponsor at the time of the Company’s initial public offering, If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account.

2.	Proposal 2. — The Adjournment Proposal — by ordinary resolution to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, to	FOR ☐	AGAINST ☐	ABSTAIN ☐

solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient tabulated votes to approve the Extension Proposal.

CONTROL NUMBER

Signature                                                                               Signature, if held jointly                                                                           Date                        2023.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

ESGEN ACQUISITION CORPORATION

5956 Sherry Lane, Suite 1400

Dallas, Texas 75225

EXTRAORDINARY GENERAL MEETING

JANUARY 18, 2023

Important Notice Regarding the Internet Availability of Proxy

Materials for the Extraordinary General Meeting of Shareholders

to be held on January 18, 2023

This notice of Extraordinary General Meeting

and the accompanying proxy statement are available at:

https://www.cstproxy.com/esgenspac/2023

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PROXY

ESGEN ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE

EXTRAORDINARY GENERAL MEETING TO BE HELD JANUARY 18, 2023

The above signed, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December 28, 2022 (the “Proxy Statement”), in connection with the Extraordinary General Meeting to be held at 10:00 a.m. ET on January 18, 2023 at the offices of Kirkland & Ellis LLP, 609 Main Street, Houston, TX 77002, and virtually at: https://www.cstproxy.com/esgenspac/2023.

The above signed hereby appoints each of Andrea Bernatova and Nader Daylami the attorney and proxy of the above signed, with power of substitution, to vote all of the Class A and Class B ordinary shares, of ESGEN ACQUISITION CORPORATION, a Cayman Islands exempted company (the “Company”) registered in the name provided, which the above signed is entitled to attend and to vote (in person and virtually) at the Extraordinary General Meeting, and at any adjournments and/or postponements thereof, with all the powers the above signed would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 BELOW.

NOTWITHSTANDING THE ORDER IN WHICH THE PROPOSALS ARE SET OUT HEREIN, THE COMPANY MAY PUT THE PROPOSALS TO THE EXTRAORDINARY GENERAL MEETING IN SUCH ORDER AS IT MAY DETERMINE.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(to be marked, dated and signed on reverse side)